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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 1, 2006
                                                          ------------


                              HUBBELL INCORPORATED
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             (Exact name of registrant as specified in its charter)


       CONNECTICUT                        1-2958                  06-0397030
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(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


584 Derby Milford Road, Orange, Connecticut                        06477-4024
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 (Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code (203) 799-4100
                                                           --------------


                                       N/A
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On May 1, 2006, the shareholders of Hubbell Incorporated (the "Company") reapproved the Company's Senior Executive Incentive Compensation Plan (the "Plan") at the Company's annual meeting of shareholders. The Plan provides incentive compensation to executive officers of the Company and its subsidiaries who have contributed effectively to the success of the Company by their ability, industry, loyalty or exceptional services and to encourage continuance of their services with the Company by a form of recognition of their efforts in contributing significantly to the success and growth of the Company. The terms of the Plan are set forth in the proxy statement, dated March 15, 2006, for the Company's annual meeting and the description of the Plan in the section of the proxy statement titled "Proposal to Reapprove the Company's Senior Executive incentive Compensation Plan" is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)    Exhibits

10.1 Hubbell Incorporated Senior Executive Incentive Compensation Plan incorporated herein by reference to Exhibit A of the Company's Proxy Statement dated March 15, 2006.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   HUBBELL INCORPORATED
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                                                       (Registrant)

Date  May 4, 2006
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                                                   /s/ Richard W. Davies
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                                                       (Signature)*
                                          Name:  Richard W. Davies
                                          Title: Vice President, General Counsel
                                                 and Secretary

*Print name and title of the signing officer under his signature.